EXHIBIT 60
           JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(f)1

          The undersigned acknowledge and agree that the foregoing statement on Schedule 13D, as amended, relating to the shares of beneficial interest, $1.00 par value per share of First Union Real Estate Equity and Mortgage Investments Inc. is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements.

The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  October 4, 2000


                                       GOTHAM PARTNERS, L.P.


                                       By:      Section H Partners, L.P.,
                                                its general partner

                                       By:      Karenina Corporation,
                                                a general partner of Section H
                                                Partners, L.P.




                                       By:
                                        /s/ William A. Ackman
                                       --------------------------
                                       William A. Ackman
                                       President

                                       GOTHAM PARTNERS III, L.P.


                                       By:      Section H Partners, L.P.,
                                                its general partner

                                       By:      Karenina Corporation,
                                                a general partner of Section H
                                                Partners, L.P.

                                       By:
                                        /s/ William A. Ackman
                                       ------------------------
                                       William A. Ackman
                                       President

                                       GOTHAM INTERNATIONAL
                                       ADVISORS, L.L.C.


                                       By:
                                        /s/ William A. Ackman
                                       ------------------------
                                       William A. Ackman
                                       Senior Managing Member



                                       GOTHAM HOLDINGS II, L.L.C.


                                        By:  Gotham Holdings Management LLC,
                                             the Manager

                                        By:
                                         /s/ William A. Ackman
                                        ------------------------
                                        William A. Ackman
                                        Senior Managing Member